Exhibit 10.20

Fifth Amendment to the Agreement of Limited Partnership of Chiron Real Estate LP

This Amendment, dated February 23, 2026 (this “Amendment”), to the Agreement of Limited Partnership (the “LPA”), of Chiron Real Estate LP (the “Company”) is adopted, executed and agreed to by the General Partner. Capitalized terms not defined in this Amendment are defined in the LPA.

WHEREAS, a certificate of amendment to the certificate of limited partnership of the Company was filed with the Secretary of State of the State of Delaware on February 20, 2026 to change the name of the Company to “Chiron Real Estate LP” effective February 23, 2026 (the “Name Change”);

WHEREAS, a certificate of amendment to the certificate of formation of the General Partner was filed with the Secretary of State of the State of Delaware on February 20, 2026 to change the name of the General Partner to “Chiron Real Estate GP LLC” effective February 23, 2026 (the “GP Name Change”); and

WHEREAS, articles of amendment to the charter of the Parent REIT was filed with the Maryland State Department of Assessments and Taxation on February 20, 2026 to change the name of the Parent REIT to “Chiron Real Estate Inc. ” effective February 23, 2026 (the “Parent REIT Name Change”).

Section 1.Amendments.

(a)The LPA is hereby amended to reflect the Name Change and all references in the LPA to “Global Medical REIT L.P.” shall hereafter refer to “Chiron Real Estate LP.”
(b)The LPA is hereby amended to reflect the GP Name Change and all references in the LPA to “Global Medical REIT GP LLC” shall hereafter refer to “Chiron Real Estate GP LLC.”
(c)The LPA is hereby amended to reflect the Parent REIT Name Change and all references in the LPA to “Global Medical REIT Inc.” shall hereafter refer to “Chiron Real Estate Inc.”

Section 2.  Miscellaneous. Except as hereby amended, the LPA shall remain in full force and effect.

[Signature Page Follows.]

The undersigned has executed this Amendment effective as of the date first above written.

GENERAL PARTNER:

CHIRON REAL ESTATE GP LLC

By: CHIRON REAL ESTATE INC., its sole member

By: /s/ Mark O. Decker, Jr.

Name: Mark O. Decker, Jr.

Title: Chief Executive Officer and President

Signature Page to Fifth Amendment to Agreement of Limited Partnership of Chiron Real Estate LP